AMENDMENT NO. 2 TO
                             PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                         Columbus Life Insurance Company
                           Touchstone Securities, Inc.

The Participation Agreement, dated as of January 3, 2003 and amended as of May 3, 2004, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company and Touchstone Securities, Inc. (the "Agreement") is hereby amended as follows:

1. Schedules D of the Agreement is deleted and replaced in its entirety with the Schedule D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of _________, 2005.

FRANKLIN TEMPLETON VARIABLE                FRANKLIN/TEMPLETON DISTRIBUTORS, INC.
INSURANCE PRODUCTS TRUST

By:                                        By:
    ----------------------------------         ---------------------------------
Name:  Karen L. Skidmore                   Name:  Scott M. Lee
Title:  Assistant Vice President           Title:  Senior Vice President


COLUMBUS LIFE INSURANCE COMPANY            TOUCHSTONE SECURITIES, INC.


By:                                        By:
    ----------------------------------        ----------------------------------
Name:                                      Name:
Title:                                     Title:

                                                    SCHEDULE D

                                             CONTRACTS OF THE COMPANY

--------- ------------------------- ------------------------------------- ----------------------------------------------
                PRODUCT NAME               SEPARATE ACCOUNT NAME
   #           REGISTERED Y/N                REGISTRATION DATE                  CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE ID #                1940 ACT #
--------- ------------------------- ------------------------------------- ----------------------------------------------
1.        Pinnacle VUL              Columbus Life Insurance Company       Class 2 shares:
                                                                          --------------
          Yes                       Separate Account 1                    Franklin Growth and Income Securities Fund
          333-47940                 September 10, 1998                    Franklin Income Securities Fund
          CL 75 0101                811-09337                             Franklin Large Cap Growth Securities Fund
                                                                          Franklin U.S. Government Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Growth Securities Fund
--------- ------------------------- ------------------------------------- ----------------------------------------------
2.        Legacy SVUL               Columbus Life Insurance Company       Class 2 shares:
                                                                          --------------
          Yes                       Separate Account 1                    Franklin Growth and Income Securities Fund
          333-73390                 September 10, 1998                    Franklin Income Securities Fund
          CL 79 0203                811-09337                             Franklin Large Cap Growth Securities Fund
                                                                          Franklin U.S. Government Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Growth Securities Fund
--------- ------------------------- ------------------------------------- ----------------------------------------------
3.        Pinnacle II               Columbus Life Insurance Company       Class 2 shares:
                                                                          --------------
          Yes                       Separate Account 1                    Franklin Growth and Income Securities Fund
          333-121135                September 10, 1998                    Franklin Income Securities Fund
          CL 84 0503                811-09337                             Franklin Large Cap Growth Securities Fund
                                                                          Franklin U.S. Government Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Growth Securities Fund
--------- ------------------------- ------------------------------------- ----------------------------------------------